SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 31, 2003

MARKET CENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22969	59-3562953

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650A Gum Branch Road, Jacksonville, North Carolina	28540

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 478-0097

N/A

(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-2.1 ASSET PURCHASE AGREEMENT
EX-10.1 AGRREMENT (MARKET CENTRAL & PLIANT)
EX-99.1 PRESS RELEASE ANNOUNCING CLOSING

Item 2. Acquisition or Disposition of Assets.

      As of July 31, 2003 (the “Closing Date”), Market Central, Inc. consummated the acquisition of certain assets from Pliant Technologies, Inc. (“Pliant”), pursuant to the Asset Purchase Agreement dated as of the Closing Date entered into by and between Market Central and Pliant. Pursuant to the Asset Purchase Agreement, Market Central acquired the intellectual property assets of Pliant (including those relating to Pliant’s software products) and certain other assets (the “Purchased Assets”) in exchange for $1,000 in cash, Market Central’s assumption of approximately $872,300 in principal amount of indebtedness of Pliant to certain of its creditors, and Market Central’s assumption of certain other liabilities relating to contracts assumed by Market Central pursuant to the Asset Purchase Agreement.

      As of the Closing Date, pursuant to a separate agreement with the holders of debt assumed by Market Central from Pliant, Market Central issued an aggregate of 228,351 shares of its common stock and warrants to purchase an aggregate of 182,681 shares of its common stock in exchange for the discharge and cancellation of approximately $831,150 of such assumed debt. The remaining amount (approximately $41,150) of the assumed debt remains outstanding and is secured by a lien on the Purchased Assets. Two former employees of Pliant who are currently employed by Market Central hold approximately $28,000 of such remaining debt. The entire amount of such remaining debt is accruing interest at 12% per annum and must be paid (together with accrued interest) by Market Central on or before October 29, 2003.

      Copies of the agreements described above and the press release issued by Market Central in connection with the closing of the Asset Purchase Agreement are attached as exhibits to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Business Acquired:

      At the present time, it is impractical to provide the required financial statements for Pliant as required by this Item 7 of Form 8-K. Market Central will file such required financial statements in an amendment to this Report not later than 75 days following the Closing Date.

      (b) Pro Forma Financial Information:

      At the present time, it is impractical to provide the pro forma financial information relative to the Pliant acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Market Central will file such pro forma financial information in an amendment to this Report not later than 75 days following the Closing Date.

      (c) Exhibits:

      2.1 Asset Purchase Agreement by and between Market Central and Pliant

      10.1 Agreement between Market Central and certain former creditors of Pliant

      99.1 Press release announcing closing

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET CENTRAL, INC

By: /s/ Terrence J. Leifheit

Terrence J. Leifheit, President
Dated: August 15, 2003

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Asset Purchase Agreement by and between Market Central and Pliant
10.1	Agreement between Market Central and certain former creditors of Pliant
99.1	Press release announcing closing